Income Taxes	12 Months Ended
Dec. 31, 2012
Income Taxes

10. Income Taxes

The components of federal and state income tax expense are as follows (in thousands):

	Year Ended December 31,
	2012	2011
Current
Federal	$—	$—
State	—	—

Total current	—	—
Deferred
Federal	(1,903)	(884)
State	(484)	(229)

Total deferred	(2,387)	(1,113)
Valuation allowance	2,387	1,113

Total income tax expense	$—	$—

The components of net deferred tax assets are as follows (in thousands):

	As of December 31,
	2012	2011
Net operating loss carryforwards	$3,054	$986
Tax credit carryforwards	3	—
Stock based compensation	282	—
Other timing differences	105	127
Licensing deduction deferral	57	—

Gross deferred tax assets	3,501	1,113
Valuation allowance	(3,501)	(1,113)

Net deferred tax asset	$—	$—

Prior to the incorporation of RXi in September 2011, the deferred tax assets of RXi were carved-out of the financial statements of Galena. Accordingly, the deferred tax assets at December 31, 2011 are not necessarily reflective of the deferred tax assets of RXi after its incorporation. RXi’s deferred tax assets at December 31, 2012 consisted primarily of its net operating loss carryforwards, tax credit carryforwards and certain accruals that for tax purposes are not deductible until future payment is made.

The Company has incurred net operating losses since inception. At December 31, 2012, the Company had federal and state net operating loss carryforwards of approximately $7.8 million, which are available to reduce future taxable income expiring in 2031. Net operating loss and research and development tax credit carryforwards generated prior to September 8, 2011 were retained by Galena and not available to RXi. Based on an assessment of all available evidence including, but not limited to the Company’s limited operating history in its core business and lack of profitability, uncertainties of the commercial viability of its technology, the impact of government regulation and healthcare reform initiatives, and other risks normally associated with biotechnology companies, the Company has concluded that it is more likely than not that these net operating loss carryforwards and credits will not be realized and, as a result, a 100% deferred income tax valuation allowance has been recorded against these assets.

Under the provisions of the Internal Revenue Code, certain substantial changes in the Company’s ownership may result in a limitation on the amount of net operating loss carryforwards and research and development credit carryforwards which could be utilized annually to offset future taxable income and taxes payable.

The Company adopted certain provisions of ASC 740, effective January 1, 2007, which clarifies the accounting for uncertainty in income taxes recognized in financial statements and requires the impact of a tax position to be recognized in the financial statements if that position is more likely than not of being sustained by the taxing authority. The adoption of ASC 740-10 did not have any effect on the Company’s financial position or results of operations.

The Company files income tax returns in the U.S. and Massachusetts. The Company is subject to tax examinations for the 2012 tax year. The Company does not believe there will be any material changes in its unrecognized tax positions over the next 12 months. RXi has not incurred any interest or penalties. In the event that the Company is assessed interest or penalties at some point in the future, they will be classified in the financial statements as general and administrative expense.